CUSIP NO. 172736-10-0                                       Page 28 of 67 Pages

                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D dated October 19, 1998 (including amendments thereto) with respect to the common stock of Circon Corporation. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Dated: October 19, 1998

                                            P. SCHOENFELD ASSET MANAGEMENT, INC.


                                            By: /s/ PETER SCHOENFELD
                                               ---------------------------------
                                               Peter Schoenfeld

                                            /s/ PETER SCHOENFELD
                                            ------------------------------------
                                            PETER SCHOENFELD



                                            SANDELL ASSET MANAGEMENT CORP.


                                            By: /s/ THOMAS SANDELL
                                               ---------------------------------
                                               Thomas Sandell


                                            CASTLERIGG MASTER INVESTMENTS, LTD.
                                              By: Sandell Asset Management Corp.


                                            By: /s/ THOMAS SANDELL
                                               ---------------------------------
                                               Thomas Sandell


                                            /s/ THOMAS SANDELL
                                            ------------------------------------
                                            THOMAS SANDELL

CUSIP NO. 172736-10-0                                       Page 29 of 67 Pages



                                METROPOLITAN CAPITAL ADVISORS, INC.


                                By: /s/ JEFFREY E. SCHWARZ
                                   ---------------------------------------------
                                     JEFFREY E. SCHWARZ
                                     CHIEF EXECUTVE OFFICER


                                METROPOLITAN CAPITAL III, INC.


                                By: /s/ JEFFREY E. SCHWARZ
                                   ---------------------------------------------
                                     JEFFREY E. SCHWARZ
                                     CHIEF EXECUTIVE OFFICER

                                METROPOLITAN CAPITAL ADVISORS
                                 INTERNATIONAL, LTD.

                                By: Metropolitan Capital III, L.P.
                                    By: Metropolitan Capital
                                           III, Inc.


                                By:  /s/ JEFFREY E. SCHWARZ
                                   ---------------------------------------------
                                     JEFFREY E. SCHWARZ
                                     CHIEF EXECUTIVE OFFICER


                                /s/ JEFFREY E. SCHWARZ
                                ------------------------------------------------
                                JEFFREY E. SCHWARZ

                                /s/ KAREN FINERMAN
                                ------------------------------------------------
                                KAREN FINERMAN


                                BEDFORD FALLS INVESTORS, L.P.
                                By: Metropolitan Capital Advisors, L.P.
                                    By: Metropolitan Capital Advisors, Inc.


                                By: /s/ JEFFREY E. SCHWARZ
                                   ---------------------------------------------
                                     JEFFREY E. SCHWARZ
                                     CHIEF EXECUTIVE OFFICER